Investor Presentation May 12, 2016

NASDAQ:CEMI
Rapid Tests for Earlier Treatment™™

Slide 2

Forward Looking Statements
Statements contained herein that are not historical facts are forward-looking statements within the meaning of the Securities Act of 1933, as amended.  Those statements include statements regarding the intent, belief or current expectations of Chembio and its management. Such statements reflect management's current views, are based on certain assumptions, and involve risks and uncertainties. Actual results, events, or performance may differ materially from the above forward-looking statements due to a number of important factors, and will be dependent upon a variety of factors, including, but not limited to, Chembio's ability to develop, manufacture, market and finance new products and the demand for Chembio's products.  Chembio undertakes no obligation to publicly update these forward-looking statements to reflect events or circumstances that occur after the date hereof or to reflect any change in Chembio's expectations with regard to these forward-looking statements or the occurrence of unanticipated events. Other factors that may impact Chembio's success are more fully disclosed in Chembio's most recent public filings with the U.S. Securities and Exchange Commission.

Slide 3

Investment Highlights

▪	A global leader in point-of-care (POC) infectious disease
–	Sales in 40+ countries, including United States
▪	Revenue growth
–	8% CAGR over last five years (2010-2015)
▪	Groundbreaking patented DPP® technology platform
–	Superior sensitivity and specificity vs lateral flow technology
–	Multiple tests from a single oral fluid or blood sample (multiplexing)
▪	Robust pipeline of new DPP® POC assays in development
–	DPP® HIV-Syphilis Combination Assay (U.S. version)
–	DPP® Fever Assays (Malaria, Dengue, Zika, Chikungunya, Ebola, Lassa, Marburg)
–	DPP® Technology Collaboration (Traumatic Brain Injury, Cancer and Micro Reader)

▪	Multiple high-value collaborations
–	Paul G. Allen Ebola Program: Fever Panel, Zika
–	Bill & Melinda Gates Foundation: Malaria Oral Fluid/Saliva
–	Centers for Disease Control & Prevention (CDC): Malaria, Ebola, Flu Immunostatus

Slide 4

Chembio's Dual Path Platform (DPP®) Technology
 Next-Generation Point-of-Care Technology Platform

▪	Patented POC technology platform
▪	Improved sensitivity vs. lateral flow technology
▪	Multiple test results from a single patient sample
▪	Adapts to multiple sample types (blood, oral fluid)
▪	Application across a range of diseases and markets
▪	Unique sample collection device: Sampletainer®

See graphics

Slide 5

Chembio's Dual Path Platform (DPP®) Technology
Leveraging Our Technology Platform to Enter New Markets

Three areas of Strategic Focus:
•	STD Business
•	Fever Portfolio
•	Technology Collaborations
DPP® Technology Platform

Slide 6

HIV Continues to be a Global Health Crisis Syphilis and HIV-Syphilis Co-Infection are Increasing

United States (HIV)
•	~ 1.2 million living with HIV/AIDS
•	~ 50,000 new HIV infections/year
•	1 in 8 unaware of HIV infection

Global (HIV)
•	35.2 million living with HIV/AIDS (2012)
•	1.6 million died of AIDS-related illnesses (2012)

United States (SYP)
•	~56,000 new infections (2013)

Global (SYP)
•	12 million new infections/year

"Over the past decade, the number of people living with HIV has increased, while the annual number of new HIV infections has remained relatively stable."  -CDC
"About 30% of pregnant women with syphilis will give birth to a dead baby (stillbirth), and another 30% to a live baby with congenital syphilis, a condition with a mortality of up to 50%"  -WHO

Slide 7

Product Portfolio: Sexually Transmitted Diseases

•	DPP® HIV-Syphilis Combination
•	DPP® HIV 1/2 Blood or Oral Fluid
•	HIV 1/2 STAT-PAK®
•	SURE CHECK® HIV 1/2

See graphics

Slide 8

Chembio Lateral Flow HIV Tests,  Foundational HIV Product Suite

Product Features & Benefits
•	FDA (PMA) approved, CLIA-waived
•	CE marked, WHO pre-qualified
•	2.5 - 5.0 μL blood sample
•	15 - 20 minute test time
•	Specificity: 99.9%, Sensitivity: 99.7%

Commercialization
•	High quality brands, marketed globally since 2007
•	Sold to Public Health Clinics, POLs, Hospitals, Self Test (EU)
•	Certain Distribution Partners (US): Fisher, McKesson/PSS, H. Schein, Medline

See graphics

Slide 9

Chembio DPP® HIV and DPP® HIV-SYP Combo Tests
 Addressing a Significant and Growing Need

▪	DPP® HIV-Syphilis Combo Assay
–	First to market with POC HIV-Syphilis combo assay
–	First to receive USAID and ANVISA (Brazil) approval
–	Successfully launched in Mexico
–	Global screening opportunity:
–	Pregnant women
–	MSM (up to 70% HIV-Syphilis co-infection)
–	Establishing US clinical trials for FDA approval and CLIA Waiver

•	DPP® HIV 1/2 Assay
–	FDA-approved and CLIA-waived (blood and oral fluid)
–	Superior performance (sensitivity) vs. competitors
–	Patented SampleTainer® Sample Collection System
–	U.S. Launch – Q4 2014

See graphics

Slide 10

DPP® STD - Product Development
 Strengthening our STD Portfolio: HIV & Syphilis

▪	DPP® HIV-Syphilis Assay (being tested in U.S. market)
–	Next Generation DPP® HIV-Syphilis Combo Assay for detection of HIV and Syphilis antibodies
–	US Clinical trials initiated Q1 2016

See graphics

Slide 11

Chembio's Dual Path Platform (DPP®) Technology Leveraging Our Technology Platform to Enter New Markets

Three areas of Strategic Focus:
•	STD Business
•	Fever Portfolio
•	Technology Collaborations
DPP® Technology Platform

Slide 12

Fever Diseases - A Growing Global Concern
 Malaria, Dengue Fever, Ebola

Malaria
•	~214 million infections/year(2015)
•	~438,000 deaths/year (2015)

Zika
•	>40 Countries with active Zika virus transmission

Dengue Fever
•	~400 million infections/year (2015)
•	40% of world population at risk from Dengue (2015)

Ebola
•	~28,000 infections (2014-2015)
•	~11,000 deaths (2014-2015)

"Early diagnosis and treatment of malaria reduces disease and prevents deaths. It also contributes to reducing malaria transmission. WHO recommends that all cases of suspected malaria be confirmed using parasite-based diagnostic testing (either microscopy or rapid diagnostic test) before administering treatment" -WHO

Slide 13

DPP® Fever - Product Development
 Partnering with World Leading Organizations

DPP® Fever Panel
Collaborator: Paul G. Allen Ebola Program

DPP® Zika Assay
Collaborator: Paul G. Allen Family Foundation

DPP® Malaria Assay
Chembio Internal Development
DPP® Dengue Assay
Collaborator: Undisclosed

DPP® Malaria-Ebola Assay
Collaborator: CDC

DPP® Chikungunya Assay
Chembio Internal Development

DPP® Malaria OF/Saliva Assay
Collaborator: The Bill and Melinda Gates Foundation

DPP® Zika/Dengue/Chikungunya Assay
Collaborator: Paul G. Allen Family Foundation

DPP® Ebola Assay
Collaborator: CDC

Slide 14

Chembio's Dual Path Platform (DPP®) Technology Leveraging Our Technology Platform to Enter New Markets

Three areas of Strategic Focus:
•	STD Business
•	Fever Portfolio
•	Technology Collaborations

DPP® Technology Platform

Slide 15

Established DPP® Technology Collaborations
 Building Both STD and Non-STD Businesses

opTricon (Germany)
•	DPP® Micro Reader designed specifically to complement Chembio's patented DPP® technology
Bio-Rad Laboratories, Inc. (NYSE: BIO)
–	DPP® used for Bio-Rad's Geenius™ HIV 1/2 Confirmatory Assay
Oswaldo Cruz Foundation (Brazil)
–	Five DPP® Products Currently Being Sold to Ministry of Health in Brazil
RVR (Malaysia)
–	License, Technical Transfer, Contract Manufacturing, Distribution (planned)

Slide 16

DPP® Technology - Collaborations
 Focused on Specific Product Development Opportunities

DPP® Flu Immunostatus
Collaborator: Centers for Disease Control & Prevention (contractor)

DPP® Traumatic Brain Injury
Collaborator: Perseus Science Group LLC

DPP® Cancer (Specific Form)
Collaborator: Undisclosed

DPP® Hepatitis C
Collaborator: Seeking Partner

Slide 17

Manufacturing Capabilities

United States (Chembio)
▪	High volume manufacturing capabilities
–	20MM+ tests annually
▪	60,000 sq. ft. leased facilities
–	Medford, NY and Holbrook, NY
▪	Robust quality management system
–	Full compliance with regulatory requirements (FDA, USDA, WHO, ISO)
–	Expertise in manufacturing scale up, process validation and cGMP
▪	Number of employees: ~140

Malaysia (RVR)

▪	Completed license and technology transfer
▪	Completed contract manufacturing readiness: Q4 2015
▪	Initiated distribution of Chembio's products into Malaysia
▪	Initiated plan to manufacture certain Chembio-branded products

See graphics

Slide 18

Selected Financial Highlights

Years Ended (in 000's)
	March 31, 2016	March 31, 2015
Net Product Revenues	$5,917	$5,615
Total Revenues	$6,601	$6,231
Gross Margin	$3,166	$2,687
Loss from Operations	$(468)	$(875)
Net Loss	$(304)	$(647)
Cash (as of end of period)	$2,658	$2,816

Slide 19

Executive Leadership Team

Executive:  John J. Sperzel III,   President &CEO
Joined Chembio: 2014
Previous Experience: 2011-2013, President and CEO of ITC.; 1987-2011 Axis-Shield, Bayer Diagnostics, Instrumentation Laboratory and Boehringer Mannheim

Executive:  Richard Larkin, CPA  Chief Financial Officer
Joined Chembio: 2003
Previous Experience: 2000-2003  CFO of Visual Technology Group; 1987-2000 CFO of Protex  International Corp.

Executive:  Sharon Klugewicz, M.S.  Chief Operating Officer
Joined Chembio: 2012
Previous Experience: 2009-2012, Sr. VP Scientific & Laboratory Services of Pall Corporation; 1991-2009 Pall Corporation

Executive:  Javan Esfandiari, M.S.  Chief Science and Technology Officer
Joined Chembio:  2000
Previous Experience: 1997-2000, Co-founder of Sinovus Biotech AB (Sweden), acquired by Chembio in 2000; 1993-1997 R&D Director On-Site Biotech

Executive:  Thomas Ippolito, VP Regulatory & Clinical Affairs
Joined Chembio: 2005
Previous Experience: 2000-2005, VP Quality & Regulatory of Biospecific Technologies Corp.; 1984-2000 United Biomedical Inc., Analytab Products Inc. and Eastern Long Island Hospital

Executive:  Michael Steele, VP Sales, Marketing and Business Development
Joined Chembio: 2012
Previous Experience: 2008-2011, VP Business Development of SeraCare Life Sciences; 1992-2008 Corautus Genetics, Life Therapeutics and Serologicals, Inc.

Executive:  Paul Lambotte, Ph.D, VP Product Development
Joined Chembio: 2014
Previous Experience: 2009 – 2014, President of PLC Inc.; 2009 – 2012 Chief Science Officer of Axxin Pty Ltd.; 2000-2009, VP of R&D and Business Development of Quidel, Inc.

Slide 20

2015/2016 Milestones – Achieved

▪	Received ANVISA approval for DPP® HIV-Syphilis Assay
–	Brazil; February 2015
▪	Initiated field testing of DPP® Ebola Assay in West Africa
–	CDC; June 2015
▪	Awarded Grant to Develop Multiplex Test for Fever Diseases
–	Paul G. Allen Ebola Program; October 2015
▪	Signed agreement to launch the DPP® Micro Reader
–	opTricon; October 2015
▪	Acquired full rights to SURE CHECK® HIV 1/2 Assay
–	SDS; signed January 2015 to be effective June 1, 2016
▪	Awarded Grant to Develop DPP® Zika Assay & DPP® Zika Combo Assay
–	Paul G. Allen Family Foundation; February 2016
▪	Entered into Copllaborations to Develop DPP® Dever Assays for Brazil, including Zika
–	Bio-Manguinos/Fiocruz; March 2016
▪	Awarded Grant to Develop DPP® Malaria Oral Fluid/Saliva
–	Bill & Melinda Gates Foundation; April 2016

Slide 21

Investment Highlights

▪	A global leader in point-of-care (POC) infectious disease
–	Sales in 40+ countries, including United States
▪	Revenue growth
–	8% CAGR over last five years (2010-2015)
▪	Groundbreaking patented DPP® technology platform
–	Superior sensitivity and specificity vs lateral flow technology
–	Multiple tests from a single oral fluid or blood sample (multiplexing)
▪	Robust pipeline of new DPP® POC assays in development
–	DPP® HIV-Syphilis Combination Assay (U.S. version)
–	DPP® Fever Assays (Malaria, Dengue , Zika, Chikungunya, Ebola, Lassa, Marburg)
–	DPP® Technology Collaboration (Traumatic Brain Injury, Cancer Micro Reader)
▪	Multiple high-value collaborations
–	Paul G. Allen Ebola Program: Fever Panel, Zika
–	Bill & Melinda Gates Foundation: Malaria Oral Fluid
–	Centers for Disease Control & Prevention (CDC): Malaria, Ebola, Flu Immunostatus